                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant To Section 14(A) of the Securities Exchange Act of
                                      1934

Filed by the Registrant   [X]
Filed by a Party Other than the Registrant   [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Market Street Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

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

    IMPORTANT NOTICE FOR MARKET STREET FUND SHAREHOLDERS
                               December 28, 2001

All Pro Broad Equity Portfolio
All Pro Large Cap Growth Portfolio
All Pro Large Cap Value Portfolio
All Pro Small Cap Growth Portfolio
All Pro Small Cap Value Portfolio
Equity 500 Index Portfolio
International Portfolio
Mid Cap Growth Portfolio
Balanced Portfolio
Bond Portfolio
Money Market Portfolio

PLEASE VOTE IMMEDIATELY!

    Market Street Fund (the "Fund") will host a special meeting of shareholders on Thursday, February 28, 2002, at the offices of Provident Mutual Life Insurance Company ("Provident Mutual"), at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181. The purpose of this meeting is to vote on some important proposals affecting the Fund. For your convenience, below we have provided a brief overview of the proposals on which you will vote. Before you vote, we recommend that you read the proxy statement for a complete understanding of the proposals.

  PROPOSAL 1:   A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND
                MARKET STREET INVESTMENT MANAGEMENT COMPANY ("MSIM") FOR ALL
                PORTFOLIOS

    We want to approve a new investment advisory agreement between the Fund and MSIM for all of the Portfolios that is the same in all material respects to the existing investment advisory agreement between the Fund and MSIM.

    WHY? As explained in more detail in the proxy statement, the current investment advisory agreement between the Fund and MSIM (an indirect wholly-owned subsidiary of Provident Mutual) will automatically terminate upon the anticipated acquisition of Provident Mutual by Nationwide Financial Services, Inc. This acquisition is expected to be completed during the second quarter of 2002. However, this depends on numerous factors that are not in Provident Mutual's control. There is no guarantee that the transaction will be completed at that time. Other than the effective date, the new investment advisory agreement will be identical in form and terms to the current investment advisory agreement.

  PROPOSAL 2:   AMEND THE INVESTMENT RESTRICTION REGARDING BORROWING FOR ALL
                PORTFOLIOS

    We want to amend the Fund's investment restriction regarding borrowing for all Portfolios to provide the Fund with greater flexibility and liquidity.

    WHY? By amending the borrowing policy as proposed, the Fund would be better positioned to take advantage of certain temporary borrowing provisions instituted by the Securities and Exchange Commission in response to extraordinary market conditions. The amendment would not affect the Fund's borrowing policy under routine circumstances.

  PROPOSAL 3:   AMEND THE INVESTMENT RESTRICTION REGARDING LENDING FOR ALL
                PORTFOLIOS

    We want to amend the Fund's investment restriction regarding lending for all Portfolios to provide the Fund with greater flexibility and liquidity.

    WHY? By amending the lending policy as proposed, the Fund would be better positioned to take advantage of certain temporary lending provisions instituted by the Securities and Exchange Commission in response to extraordinary market conditions. The amendment would not affect the Fund's lending policy under routine circumstances.

                               MARKET STREET FUND
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 28, 2002

TO OWNERS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS ISSUED BY PROVIDENT MUTUAL LIFE INSURANCE COMPANY ("PROVIDENT MUTUAL"), PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA ("PLACA"), AND NATIONAL LIFE INSURANCE COMPANY OF VERMONT ("NLIC") ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH A SEPARATE ACCOUNT OF PROVIDENT MUTUAL, PLACA, OR NLIC.

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap, Balanced, Bond, and Money Market Portfolios (each a "Portfolio," and collectively, the "Portfolios") of Market Street Fund (the "Fund"), will be held on Thursday, February 28, 2002 at 9:00 a.m., Eastern Time, at the offices of Provident Mutual Life Insurance Company at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181.

    At the Meeting, shareholders of the Portfolios will be asked to vote on:

  1. A proposal for a new investment advisory agreement between the Fund and Market Street Investment Management Company ("MSIM") for all Portfolios.

  2. A proposal to amend the Fund's investment restriction regarding borrowing for all Portfolios.

  3. A proposal to amend the Fund's investment restriction regarding lending for all Portfolios.

  4.  Any other business properly brought before the Meeting.

    Provident Mutual, PLACA, NLIC, and certain separate accounts supporting variable life insurance policies and variable annuity contracts issued by Provident Mutual, PLACA, and NLIC respectively, are the only shareholders of the Portfolios. However, each of Provident Mutual, PLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Portfolios at the Meeting in accordance with timely instructions received from owners of variable life insurance policies and variable annuity contracts ("variable contracts") having contract values allocated to separate accounts invested in these shares.

    As a variable contract owner of record at the close of business on December 3, 2001, the record date, you have the right to instruct Provident Mutual, PLACA, or

NLIC, as applicable, as to the manner in which shares of any Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each Portfolio for which you are entitled to give voting instructions. (There is a separate form for each Portfolio.) In addition, a Proxy Statement for the Fund is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof. Copies of the Fund's most recent annual report and subsequent semiannual reports will be furnished without charge upon request. Such request should be directed to Bonnie Wood at Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, (800) 523-4681, extension 1462.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                        By Order of the Board of Trustees
                                        James Bernstein
                                        Secretary
                                        December 28, 2001

                               MARKET STREET FUND
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                               December 28, 2001

                 ---------------------------------------------
                          P R O X Y  S T A T E M E N T
                 ---------------------------------------------

    This Proxy Statement is being furnished on behalf of the Board of Trustees (the "Board") of Market Street Fund (the "Fund") by Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA"), and National Life Insurance Company of Vermont ("NLIC") to owners of variable life insurance policies and variable annuity contracts ("variable contracts") issued by Provident Mutual, PLACA, and NLIC, respectively. Each such variable contract has a contract value on December 3, 2001, the record date, allocated to a separate account of Provident Mutual, PLACA, or NLIC and invested in shares of the Fund representing an interest in one or more of the Fund's following investment portfolios: the All Pro Broad Equity Portfolio, the All Pro Large Cap Growth Portfolio, the All Pro Large Cap Value Portfolio, the All Pro Small Cap Growth Portfolio, the All Pro Small Cap Value Portfolio, the Equity 500 Index Portfolio, the International Portfolio, the Mid Cap Growth Portfolio, the Balanced Portfolio, the Bond Portfolio, and the Money Market Portfolio (each, a "Portfolio," and collectively, the "Portfolios").

    This Proxy Statement is being furnished in connection with the solicitation of voting instructions as described herein from owners of variable contracts for use at the Special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Thursday, February 28, 2002, at 9:00 a.m., Eastern Time, at the offices of Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is December 28, 2001. Copies of the Fund's most recent annual report and subsequent semiannual reports will be furnished without charge upon request. Such request should be directed to Bonnie Wood at Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, (800) 523-4681, extension 1462.

    The costs of the Meeting, including the solicitation of voting instructions from the respective owners, will be paid by Provident Mutual. The solicitation of instructions will be made primarily by mail by Management Information Services Corporation. Provident Mutual also has engaged Mellon Investor Services, Inc. to assist in this solicitation.

    At the Meeting, shareholders will be asked to vote on:

  1. A proposal for a new investment advisory agreement between the Fund and Market Street Investment Management Company ("MSIM") for all Portfolios.

  2. A proposal to amend the Fund's investment restriction regarding borrowing for all Portfolios.

  3. A proposal to amend the Fund's investment restriction regarding lending for all Portfolios.

  4.  Any other business properly brought before the Meeting.

                           GENERAL VOTING INFORMATION

    Provident Mutual, PLACA, NLIC, and certain separate accounts supporting variable life insurance policies and variable annuity contracts issued by Provident Mutual, PLACA, and NLIC, respectively, are the only shareholders of the Portfolios. However, each of Provident Mutual, PLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Portfolios at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to separate accounts invested in these shares. All properly executed Voting Instruction Forms must be received by Management Information Services Corporation by 5:00 p.m., Eastern time, on Wednesday, February 27, 2002, at Management Information Services, P.O. Box 227, Randolph, MA 02368-9816. Each variable contract owner has the right to instruct Provident Mutual, PLACA, or NLIC, as applicable, as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the value on the record date under that owner's contract allocated to each separate account holding shares.

    The number of shares of beneficial interest in a Portfolio for which an owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the account attributable to the variable contract owner as of the record date. Provident Mutual, PLACA, or NLIC will vote any shares it owns and shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. In certain circumstances, Provident Mutual, PLACA, and NLIC have the right to disregard voting instructions from certain owners. Provident Mutual, PLACA, and NLIC do not believe that these circumstances exist with respect to the matters currently before shareholders. Owners may revoke previously submitted voting instructions given to Provident Mutual, PLACA, or NLIC, as applicable, at any time prior to the Meeting by notifying Provident Mutual, PLACA, or NLIC, as applicable, or the Secretary of the Fund, in writing.

    Each share of the Portfolio is entitled to vote on the basis of one vote per dollar of the net asset value of each share. Any fractional share of the Portfolio shall have proportionately the same voting rights as a whole share. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares entitled to be cast for the Portfolios are present in person or by proxy, or (2) more than 50% of the shares entitled to be cast. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum. Whether or not a quorum is present, a majority of the votes properly cast upon the question of adjournment may adjourn the Meeting for a period of not more than nine months if necessary to obtain additional instructions from owners.

    The Board has fixed the close of business on December 3, 2001, as the record date for the determination of shareholders entitled to vote at the Meeting. All shares for which Provident Mutual, PLACA, or NLIC, as applicable, timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares in the Portfolios outstanding as of the record date was:

               PORTFOLIO                           OUTSTANDING SHARES

  All Pro Broad Equity Portfolio                     14,100,842.456
---------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio                 4,290,551.639
---------------------------------------------------------------------
  All Pro Large Cap Value Portfolio                  3,805,985.650
---------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio                 4,408,517.496
---------------------------------------------------------------------
  All Pro Small Cap Value Portfolio                  3,857,927.301
---------------------------------------------------------------------
  Equity 500 Index Portfolio                         39,883,995.353
---------------------------------------------------------------------
  International Portfolio                            6,118,978.455
---------------------------------------------------------------------
  Mid Cap Growth Portfolio                           4,935,163.729
---------------------------------------------------------------------
  Balanced Portfolio                                 4,821,393.888
---------------------------------------------------------------------
  Bond Portfolio                                     4,823,030.205
---------------------------------------------------------------------
  Money Market Portfolio                            142,764,606.630
---------------------------------------------------------------------

    To the best knowledge of the Board and Provident Mutual, PLACA, and NLIC, Provident Mutual is the only owner who, as of December 3, 2001, has the right to instruct Provident Mutual, PLACA, or NLIC, as applicable, as to 5% or more of the interests in a Portfolio based on shares. As of that date, Provident Mutual had contributed seed capital equaling approximately 26.2% of the shares of the All Pro Large Cap Value Portfolio, 5.3% of the shares of the All Pro Small Cap Growth Portfolio, and 10.5% of the shares of the All Pro Small Cap Value Portfolio.

    The following table indicates which variable contract owners are entitled to give voting instructions on each proposal:

                 PROPOSAL                      PORTFOLIOS ENTITLED TO VOTE
 1.a. Approve investment advisory agreement  All Pro Broad Equity Portfolio between Fund and MSIM for the All Pro
 Broad Equity Portfolio
-------------------------------------------------------------------------------
 1.b. Approve investment advisory agreement  All Pro Large Cap Growth Portfolio between Fund and MSIM for the All Pro
 Large Cap Growth Portfolio
-------------------------------------------------------------------------------
 1.c. Approve investment advisory agreement  All Pro Large Cap Value Portfolio between Fund and MSIM for the All Pro
 Large Cap Value Portfolio
-------------------------------------------------------------------------------
 1.d. Approve investment advisory agreement  All Pro Small Cap Growth Portfolio between Fund and MSIM for the All Pro
 Small Cap Growth Portfolio
-------------------------------------------------------------------------------
 1.e. Approve investment advisory agreement  All Pro Small Cap Value Portfolio between Fund and MSIM for the All Pro
 Small Cap Value Portfolio
-------------------------------------------------------------------------------
 1.f. Approve investment advisory agreement  Equity 500 Index Portfolio between Fund and MSIM for the Equity 500
 Index Portfolio
-------------------------------------------------------------------------------
 1.g. Approve investment advisory agreement  International Portfolio between Fund and MSIM for the
 International Portfolio
-------------------------------------------------------------------------------
 1.h. Approve investment advisory agreement  Mid Cap Growth Portfolio between Fund and MSIM for the Mid Cap
 Growth Portfolio
-------------------------------------------------------------------------------
 1.i. Approve investment advisory agreement  Balanced Portfolio between Fund and MSIM for the Balanced
 Portfolio
-------------------------------------------------------------------------------
 1.j. Approve investment advisory agreement  Bond Portfolio
 between Fund and MSIM for the Bond
 Portfolio
-------------------------------------------------------------------------------
 1.k. Approve investment advisory agreement  Money Market Portfolio between Fund and MSIM for the Money
 Market Portfolio
-------------------------------------------------------------------------------
 2. Amend the fundamental investment         Each Portfolio
 restriction regarding borrowing
-------------------------------------------------------------------------------
 3. Amend the fundamental investment         Each Portfolio
 restriction regarding lending
-------------------------------------------------------------------------------

                                 THE PROPOSALS

PROPOSAL 1.     NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR
                ALL PORTFOLIOS

    On August 7, 2001, Nationwide Financial Services, Inc. ("Nationwide Financial"), and Provident Mutual executed a definitive agreement under which Nationwide Financial will acquire Provident Mutual in a sponsored demutualization (the "Sponsored Demutualization"). A sponsored demutualization is the conversion of a mutual company to a stock company, where some or all of the shares of the converting company are acquired by the sponsor. Nationwide Financial is a Delaware corporation based in Columbus, Ohio and an indirect majority-owned subsidiary of Nationwide Mutual Insurance Company, an Ohio mutual insurance company. Nationwide Financial is also the holding company for Nationwide Life Insurance Company, the sixth largest U.S. life insurer as measured by assets. The boards of directors of each of Nationwide Financial and Provident Mutual approved the Sponsored Demutualization on August 7, 2001. The Sponsored Demutualization is expected to close in the second quarter of 2002, subject to the necessary approvals of Provident Mutual's members and certain regulators. There is no guarantee that the transaction will be completed at that time. If the transaction is completed, Provident Mutual will convert from a mutual insurance company to a stock insurance company and become a wholly-owned subsidiary of Nationwide Financial. As part of the transaction, the membership interests of Provident Mutual's members, including the owners of variable contracts issued by Provident Mutual, will be extinguished. Eligible members will receive either common stock of Nationwide Financial or cash or, in certain circumstances, policy credits. (Policy credits are additional values applied to a policy or contract.)
    As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current investment advisory agreement between the Fund, on behalf of the Portfolios, and MSIM, effective as of the close of business on January 26, 2001, provides for the agreement's automatic termination in the event of the agreement's assignment. Under the 1940 Act, the proposed change of ownership of Provident Mutual will be a change in control of Provident Mutual. Because MSIM, through the Providentmutual Holding Company, is an indirect wholly-owned subsidiary of Provident Mutual, a change of control of Provident Mutual as a result of the Sponsored Demutualization may also be deemed to result in a change of control of MSIM. This change in control may be treated as an assignment under the 1940 Act that would result in the termination of the current investment advisory agreement between MSIM and the Fund on behalf of the Portfolios.

    On December 12, 2001, the Board approved a new investment advisory agreement between the Fund and MSIM for all of the Fund's Portfolios to be effective upon the closing of the Sponsored Demutualization. This new investment advisory agreement is identical to the current investment advisory agreement and continues to permit MSIM to implement a "manager of managers" approach to investment management pursuant to the exemptive order granted by the Securities and Exchange Commission on April 7,

1999. This new investment advisory agreement will take effect only if and when the Sponsored Demutualization closes. If the Sponsored Demutualization does not close, the current investment advisory agreement will remain in effect. Aggregate advisory fees paid to MSIM by the Fund in 2000, on behalf of those Portfolios that were advised by MSIM during 2000, were $2,738,589.

    For the same reasons the current investment advisory agreement between the Fund and MSIM may be deemed to terminate as a result of the Sponsored Demutualization, each of the current fourteen subadvisory agreements between MSIM and the various subadvisers for the Portfolios (including the investment consulting agreement between MSIM and Wilshire Associates, Incorporated ("Wilshire")) will also terminate upon the closing of the Sponsored Demutualization. Eleven of these subadvisory agreements took effect as of the close of business on January 26, 2001, after having been approved by the Board at the Board's November 3, 2000 meeting. Two of the current subadvisory agreements took effect on March 2, 2001, and one current subadvisory agreement took effect on May 1, 2001, after all three of these agreements were approved by the Board at the Board's March 2, 2001 meeting. Pursuant to the "manager of managers" structure in place for all of the Portfolios, MSIM will enter into new subadvisory agreements with the current subadvisers effective upon the closing of the Sponsored Demutualization. The new subadvisory agreements will be identical to the current subadvisory agreements. At the meeting held on December 12, 2001, the Board approved the new subadvisory agreements. The new subadvisory agreements will take effect only if and when the Sponsored Demutualization closes. Pursuant to MSIM's "manager of managers" authority, shareholder approval of the new subadvisory agreements (including the new investment consulting agreement between MSIM and Wilshire) is not required.

    Under the new subadvisory agreements, the current subadvisers will continue to serve as subadvisers to the Portfolios as follows:

              PORTFOLIO                              SUBADVISER
  All Pro Broad Equity Portfolio      Sanford C. Bernstein & Co., LLC
                                      Alliance Capital Management L.P.
                                      Husic Capital Management
                                      Reams Asset Management Company, LLC
------------------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio  Geewax, Terker & Co.
                                      Alliance Capital Management L.P.
------------------------------------------------------------------------------
  All Pro Large Cap Value Portfolio   Mellon Equity Associates, LLP
                                      Sanford C. Bernstein & Co., LLC
------------------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio  Lee Munder Investments, Ltd.
                                      Husic Capital Management
------------------------------------------------------------------------------
  All Pro Small Cap Value Portfolio   Sterling Capital Management, LLC
                                      Reams Asset Management Company, LLC
------------------------------------------------------------------------------
  Equity 500 Index Portfolio          SSgA Funds Management, Inc.
------------------------------------------------------------------------------
  International Portfolio             The Boston Company Asset Management, LLC
------------------------------------------------------------------------------
  Mid Cap Growth Portfolio            T. Rowe Price Associates, Inc.
------------------------------------------------------------------------------
  Balanced Portfolio                  Fred Alger Management Inc.
------------------------------------------------------------------------------
  Bond Portfolio                      Western Asset Management Company
------------------------------------------------------------------------------

    Pursuant to an investment consulting agreement, MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the five All Pro Portfolios, the Mid Cap Growth Portfolio, and the Bond Portfolio. Wilshire does not participate in the selection of the portfolio securities for any Portfolio or in any way participate in the day-to-day management of any of the Portfolios or of the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers for each of the five All Pro Portfolios, the Mid Cap Growth Portfolio, and the Bond Portfolio. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the subadvisers of the five All Pro Portfolios, the Mid Cap Growth Portfolio, and the Bond Portfolio, and in determining whether changes in a subadviser would be desirable for any of these Portfolios.

    To proceed under the new investment advisory agreement between the Fund and MSIM, we need shareholder approval. If shareholders do not approve the agreement, the Board will take appropriate action after reviewing the available alternatives, including, among others, entering into an interim investment advisory agreement and/or resoliciting shareholder approval.

1.a. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL
     PRO BROAD EQUITY PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the All Pro Broad Equity Portfolio, and MSIM and new subadvisory agreements between MSIM and each of Sanford C. Bernstein & Co., LLC ("Bernstein"), Alliance Capital Management L.P. ("Alliance"), Husic Capital Management ("Husic"), and Reams Asset Management Company, LLC ("Reams"). The current investment advisory agreement between the Fund and MSIM was approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Broad Equity Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the All Pro Broad Equity Portfolio will remain the same under the new investment advisory agreement.

    The All Pro Broad Equity Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the All Pro Broad Equity Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.75% on the first $200 million in assets and 0.70% on the amount above $200 million.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the All Pro Broad Equity Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.b. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL
     PRO LARGE CAP GROWTH PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the All Pro Large Cap Growth Portfolio, and MSIM and new subadvisory agreements between MSIM and each of Geewax, Terker & Co. and Alliance. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Large Cap Growth Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the All Pro Large Cap Growth Portfolio will remain the same under the new investment advisory agreement.

    The All Pro Large Cap Growth Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the All Pro Large Cap Growth Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.70% on the first $200 million in assets and 0.65% on the amount above $200 million. The aggregate advisory fees paid by the Portfolio to MSIM in 2000 were $325,555.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the All Pro Large Cap Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.c. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO LARGE CAP VALUE PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the All Pro Large Cap Value Portfolio, and MSIM and new subadvisory agreements between MSIM and each of Mellon Equity Associates, LLP and Bernstein. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Large Cap Value Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the All Pro Large Cap Value Portfolio will remain the same under the new investment advisory agreement.

    The All Pro Large Cap Value Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the All Pro Large Cap Value Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.70% on the first $200 million in assets and 0.65% on the amount above $200 million. The aggregate advisory fees paid by the Portfolio to MSIM in 2000 were $176,733.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the All Pro Large Cap Value Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.d. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO SMALL CAP GROWTH PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the All Pro Small Cap Growth Portfolio, and MSIM and new subadvisory agreements between MSIM and each of Lee Munder Investments, Ltd. and Husic. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Small Cap Growth Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the All Pro Small Cap Growth Portfolio will remain the same under the new investment advisory agreement.

    The All Pro Small Cap Growth Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the All Pro Small Cap Growth Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.90% on the first $200 million in assets and 0.85% on the amount above $200 million. The aggregate advisory fees paid by the Portfolio to MSIM in 2000 were $633,176.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the All Pro Small Cap Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.e. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO SMALL CAP VALUE PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the All Pro Small Cap Value Portfolio, and MSIM and new subadvisory agreements between MSIM and each of Sterling Capital Management, LLC and Reams. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Small Cap Value Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the All Pro Small Cap Value Portfolio will remain the same under the new investment advisory agreement.

    The All Pro Small Cap Value Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the All Pro Small Cap Value Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.90% on the first $200 million in assets and 0.85% on the amount above $200 million. The aggregate advisory fees paid by the Portfolio to MSIM in 2000 were $140,158.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the All Pro Small Cap Value Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than

50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.f. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE EQUITY 500 INDEX PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the Equity 500 Index Portfolio, and MSIM and a new subadvisory agreement between MSIM and SSgA Funds Management, Inc. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Equity 500 Index Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the Equity 500 Index Portfolio will remain the same under the new investment advisory agreement.

    The Equity 500 Index Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the Equity 500 Index Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.24%. The aggregate advisory fees paid by the Portfolio to MSIM in 2000 were $838,096.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the Equity 500 Index Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.g. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE INTERNATIONAL PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the International Portfolio, and MSIM and a new subadvisory agreement between MSIM and The Boston Company Asset Management, LLC. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the International Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the International Portfolio will remain the same under the new investment advisory agreement.

    The International Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that

Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the International Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.75% on the first $500 million in assets and 0.70% on the amount above $500 million. The aggregate advisory fees paid by the Portfolio to MSIM in 2000 were $624,871.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the International Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.h. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE MID CAP GROWTH PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the Mid Cap Growth Portfolio, and MSIM and a new subadvisory agreement between MSIM and T. Rowe Price Associates, Inc. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Mid Cap Growth Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the Mid Cap Growth Portfolio will remain the same under the new investment advisory agreement.

    The Mid Cap Growth Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the Mid Cap Growth Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.75% on the first $200 million in assets and 0.70% on the amount above $200 million.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the Mid Cap Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.i. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE BALANCED PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the Balanced Portfolio, and MSIM and a new subadvisory agreement between MSIM and Fred Alger Management Inc. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Balanced Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the Balanced Portfolio will remain the same under the new investment advisory agreement.

    The Balanced Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the Balanced Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.55%.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the Balanced Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose,

"majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

1.j. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE BOND PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the Bond Portfolio, and MSIM and a new subadvisory agreement between MSIM and Western Asset Management Company. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will (a) provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Bond Portfolio, (b) provide oversight for the subadvisers that are hired, (c) negotiate the terms of subadvisory agreements, and (d) provide the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the Bond Portfolio will remain the same under the new investment advisory agreement.

    The Bond Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on December 12, 2001, as the investment adviser to the Bond Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for MSIM's oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.40%.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the Bond Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or
(b) more than 50% of the total outstanding shares of the Portfolio.

1.k. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE MONEY MARKET PORTFOLIO

BACKGROUND INFORMATION

    In connection with the Sponsored Demutualization, at a meeting of the Board held on December 12, 2001, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund, on behalf of the Money Market Portfolio, and MSIM. The current investment advisory agreement between the Fund and MSIM was last approved by the shareholders on January 12, 2001, in connection with the reorganization of the Fund into a Delaware business trust. Assuming shareholder approval, the new investment advisory agreement between the Fund and MSIM will become effective upon the closing of the Sponsored Demutualization.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

    As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide the Portfolio with investment advice and will manage the investment and reinvestment of Portfolio assets. MSIM also performs research services and evaluates statistical and financial data relevant to the Portfolio's investment policies, and provides the Fund's trustees with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the Money Market Portfolio will remain the same under the new investment advisory agreement. As a percentage of average daily net assets, the Portfolio will continue to pay MSIM monthly in arrears for MSIM's services at an annual rate of 0.25%.

    The Money Market Portfolio will continue to be managed directly by MSIM (although the Money Market Portfolio may be managed in the future using a "manager of managers" approach under which MSIM allocates the Portfolio's assets among one or more subadvisers). MSIM will manage the investment operations of the Fund and the composition of the Money Market Portfolio, including the purchase, retention, and disposition of the investments, securities, and cash contained therein, in accordance with the Portfolio's investment objectives and policies as stated in the Fund's Declaration of Trust, Bylaws, Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, MSIM will provide investment research and supervision of the Portfolio's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. MSIM will furnish to the Fund statistical information, with respect to the investments that the Portfolio may hold or contemplate purchasing, as the Fund may reasonably request. On MSIM's own initiative, MSIM will apprise the Fund of important developments materially affecting the Money Market Portfolio and will furnish the Fund from time to time such information as MSIM believes may be appropriate for this purpose. MSIM will also implement all purchases and sales of investments for the Money Market Portfolio in a manner consistent with these policies.

    In regard to the Money Market Portfolio, MSIM employs a team approach in managing the Portfolio. The management team is comprised of a lead portfolio manager, an assistant portfolio manager, and other research analysts and traders. This team includes members with one or more areas of expertise and each member shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. The money market team is headed by Ms. Dina Welch who will be assisted by Ms. Kathleen M. Larrabee. Ms. Welch and Ms. Larrabee have over fifteen years investment experience and both have previously managed the Money Market Portfolio. MSIM managed the Money Market Portfolio from December 1985 through April 1996.

    The new investment advisory agreement between the Fund and MSIM provides that the agreement will terminate automatically in the event of the agreement's assignment or, with respect to the Money Market Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided, that, in either case, the investment advisory agreement must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or
(b) more than 50% of the total outstanding shares of the Portfolio.

EVALUATION BY THE BOARD

    The Board engaged in a substantial evaluation of the current investment advisory agreement between the Fund and MSIM at the November 3, 2000 meeting of the Board at which that agreement was initially approved for a two-year term. The agreement took effect on January 26, 2001. Because the new investment advisory agreement between the Fund and MSIM is the same in all material respects to the current investment advisory agreement, and based on various representations made to the Board by MSIM and Provident Mutual at the Board's September 7, 2001 meeting and by MSIM, Provident Mutual, and Nationwide Financial at the Board's December 12, 2001 meeting, the Board determined that the Board's conclusions reached at the Board's November 3, 2000 meeting in connection with the current investment advisory agreement apply equally to the new investment advisory agreement. Therefore, in evaluating the new investment advisory agreement, the Board relied primarily on the Board's due diligence at the Board's November 3, 2000 meeting in connection with the Board's evaluation of the current investment advisory agreement.

    In evaluating the current investment advisory agreement between the Fund and MSIM pursuant to which MSIM provides investment advisory services to all of the Portfolios, the Board reviewed materials furnished by MSIM and Wilshire at the Board's November 3, 2000 meeting. Those materials included information regarding market analysis and investment products currently available and information regarding MSIM and MSIM's personnel, operations, and financial condition. Representatives of MSIM met in person with the Board and described in detail the background of the members of MSIM's portfolio management team for the Fund. Representatives of MSIM also discussed with the Board the investment decision making process and investment management style of MSIM, as well as MSIM's process for selecting and monitoring any subadviser managing a Portfolio. In addition, the Board reviewed and discussed the terms and provisions of the investment advisory agreement. Under the current investment advisory agreement, MSIM is responsible for reviewing on an ongoing basis the performance of any subadviser managing a Portfolio, for determining when a current subadviser should be terminated and selecting a successor subadviser, and for paying the subadvisers from MSIM's advisory fee, as well as for providing certain administrative services. The Board reviewed materials furnished by MSIM and Wilshire relating to the quantitative analysis of performance by current and potential subadvisers.

    The Board met in person with representatives of MSIM at both the September 7, 2001 and December 12, 2001 Board meetings to discuss the terms of the new investment advisory agreement and the responsibilities of MSIM thereunder. At both of these meetings, MSIM confirmed that those terms and responsibilities are the same under the new investment advisory agreement as these are under the current investment advisory agreement.

    In approving the new investment advisory agreement with MSIM, the Board considered various factors, and reached various conclusions, as appropriate, applicable to the Portfolios, including, in particular:

    1. the fact that the new investment advisory agreement between the Fund and MSIM is the same as the current investment advisory agreement between the Fund and MSIM in all material respects, including the rates of compensation;

    2. the fact that the new subadvisory agreements between MSIM and the various subadvisers of the Portfolios (including the new investment consulting agreement between MSIM and Wilshire) are the same as the current subadvisory agreements between MSIM and the various subadvisers of the Portfolios (including the current investment consulting agreement between MSIM and Wilshire) in all material respects, including the rates of compensation;

    3. the fact that MSIM has acted as investment adviser to the Portfolios under the current investment advisory structure, effective as of January 26, 2001, and has demonstrated the expertise necessary to continue to assume management of the Portfolios;

    4. the fact that MSIM had acted as investment adviser to several Portfolios prior to implementation of the current investment advisory structure;

    5. the representations by MSIM, Provident Mutual, and Nationwide Financial that no material changes are expected to be proposed after the Sponsored Demutualization in the fees or terms of the investment advisory agreement;

    6. the representations by MSIM, Provident Mutual, and Nationwide Financial that no material changes to MSIM are expected to be proposed after the Sponsored Demutualization, including any material changes to the operations and methodologies of MSIM, as these relate to the Fund, that would result in any diminution in the scope and quality of the services and resources available to provide the investment advisory services that MSIM is obligated to provide to the Fund;

    7. the representations by MSIM, Provident Mutual, and Nationwide Financial that the Sponsored Demutualization is not expected to result in any immediate change in the key management officers of MSIM, except for attrition in the ordinary course of business;

    8. the representations by MSIM, Provident Mutual, and Nationwide Financial that the consummation of the Sponsored Demutualization will not cause an unfair burden to be imposed on the Fund;

    9. the level of the proposed advisory fees as compared to an independently prepared average of advisory fees paid by funds of comparable size and investment objectives that, like the Fund, are offered as investment options under variable contracts;

    10. the positive effect that continuing to use the "manager of managers" approach and a broader mix of investment options could have on stimulating greater effort by the sales forces of participating insurance companies to sell variable contracts, and attracting existing contract owners to choose the Fund over competing investment options, thereby stabilizing and increasing cash flows into the Portfolios;

    11. the interface among the investment advisory agreement and the Fund's administrative services agreements and the fact that Provident Mutual has entered into a reimbursement agreement with the Fund to reimburse the Fund for certain expenses exceeding specified levels;

    12. the fact that, while the Board is not responsible for the fees and charges deducted under the variable contracts permitting allocations to the Fund, participating insurance companies are required to represent that the fees and charges, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance companies; and

    13. the fact that MSIM, Provident Mutual, and Nationwide Financial have advised the Board that the Sponsored Demutualization, given its nature and scope, is expected, in the ordinary course, to precipitate consideration of the future of the Fund, as an underlying funding medium of Provident Mutual variable contracts and separate accounts, and that any action in this regard would likely require separate consideration and approval of the Fund Board and shareholders.

    The foregoing discussion of the material factors considered by the Board is not intended to be all-inclusive. In view of a variety of factors and the amount of information considered, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's determination. The determination to approve the new investment advisory agreement with MSIM was made after consideration of all of the factors taken as a whole, though individual members of the Board may have given different weights to different factors.

    The advisory fees under the new investment advisory agreement are the same as the advisory fees under the current investment advisory agreement. In evaluating the advisory fees under the new agreement, the Board received information concerning the current level of advisory fees for funds of comparable size and investment objectives that, like the Fund, are offered as investment options under variable contracts. This information is summarized in the table below.

                                      Tillinghast
              Portfolio               Category/1/          Tillinghast Average/2/ Proposed Fee/3/
 All Pro Broad Equity Portfolio       Growth                       0.66%               0.75%
-------------------------------------------------------------------------------------------------
 All Pro Large Cap Growth Portfolio   Growth                       0.66%               0.70%
-------------------------------------------------------------------------------------------------
 All Pro Large Cap Value Portfolio    Growth and Income            0.58%               0.70%
-------------------------------------------------------------------------------------------------
 All Pro Small Cap Growth Portfolio   Aggressive Growth            0.77%               0.90%
-------------------------------------------------------------------------------------------------
 All Pro Small Cap Value Portfolio    N/A                           N/A                0.90%
-------------------------------------------------------------------------------------------------
 Equity 500 Index Portfolio           N/A                           N/A                0.24%
-------------------------------------------------------------------------------------------------
 International Portfolio              International Equity         0.83%               0.75%
-------------------------------------------------------------------------------------------------
 Mid Cap Growth Portfolio             Aggressive Growth            0.77%               0.75%
-------------------------------------------------------------------------------------------------
 Balanced Portfolio                   Balanced                     0.62%               0.55%
-------------------------------------------------------------------------------------------------
 Bond Portfolio                       Corporate Bond               0.54%               0.40%
-------------------------------------------------------------------------------------------------
 Money Market Portfolio               Money Market                 0.35%               0.25%
-------------------------------------------------------------------------------------------------

 /1/ Tillinghast-Towers Perrin Variable Annuity Database Investment Type. /2/ Average investment advisory fees at June 30, 2001 based on Tillinghast-
     Towers Perrin Database covering approximately 3,950 funds in eleven categories ranging from 62 to 1,179 funds per category.
 /3/ Certain Portfolios have investment advisory fee breakpoints. In those cases, the table above shows the fee prior to the first breakpoint, if applicable.

    After due consideration, and with the advice of independent counsel, the Board approved MSIM's continuing service as the investment adviser to the Portfolios.

ADDITIONAL INFORMATION

    MSIM is a registered investment adviser and is also an indirect wholly-owned subsidiary of Provident Mutual. Providentmutual Holding Company ("PHC"), a Pennsylvania corporation, owns all of the voting securities of MSIM. Provident Mutual, in turn, owns all of the voting securities of PHC. MSIM, Provident Mutual, and PHC are located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181. None of the trustees of the Fund has or had any material interest in any material transactions since the beginning of the most recently completed fiscal year to which MSIM or any of MSIM's affiliates is or was a party. The following table lists the principal executive officers and the directors of MSIM. The address of each principal executive officer and director of MSIM is 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181. Instances where these individuals are also officers or trustees of the Fund are indicated.

  Name and Address of
  Principal Executive
     Officers and           Principal       Position Held   Position, if any,
   Directors of MSIM       Occupation         With MSIM       Held With Fund
 Sarah C. Lange        Senior Vice          President and  Vice President
                       President            Director
                       and Chief
                       Investment
                       Officer of
                       Provident
                       Mutual
-------------------------------------------------------------------------------
 Scott V. Carney       Vice President and   Vice President None
                       Actuary of
                       Provident
                       Mutual
-------------------------------------------------------------------------------
 Rosanne Gatta         Vice President and   Vice President President
                       Treasurer of         and Director
                       Provident Mutual
-------------------------------------------------------------------------------
 James Kestner         Vice President -     Vice President Vice President
                       Securities           and Director
                       Investments
                       for Provident
                       Mutual
-------------------------------------------------------------------------------
 Anthony T. Giampietro Assistant            Treasurer      Treasurer
                       Treasurer
                       for Provident
                       Mutual
-------------------------------------------------------------------------------
 Todd R. Miller        Assistant Vice       None           Assistant Vice
                       President,                          President, Financial
                       Financial                           Reporting Officer
                       Reporting for
                       Provident Mutual
-------------------------------------------------------------------------------
 James Bernstein       Assistant General    Compliance     Compliance
                       Counsel and          Officer,       Officer,
                       Assistant            Assistant      Secretary
                       Secretary for        Secretary
                       Provident Mutual
-------------------------------------------------------------------------------
 Robert W. Kloss       Chairman,            Director       Director
                       President,
                       and Chief
                       Executive
                       Officer of
                       Provident
                       Mutual
-------------------------------------------------------------------------------
 Mary Lynn Finelli     Executive Vice       Director       Vice President
                       President of
                       Provident Mutual
-------------------------------------------------------------------------------
 Alan F. Hinkle        Executive Vice       Director       Vice President
                       President of
                       Provident Mutual
-------------------------------------------------------------------------------

    ADMINISTRATIVE SERVICES

    The investment advisory fees described above do not include the 0.10% annual fee that the Fund will continue to pay for certain administrative services that Provident Mutual provides pursuant to an administration agreement between Provident Mutual and the Fund. These administrative services include, for example, (i) preparing and distributing all required reports, proxy materials, and other communications to shareholders, (ii) providing clerical, secretarial and bookkeeping services, office supplies, and office space, and
(iii) preparing and distributing materials for Board meetings. These services are not provided for in either the Fund's Administration and Accounting Services Agreement or Transfer Agency Services Agreement with PFPC, Inc., the Fund's Custodian Services Agreement with PFPC Trust Company, or the Fund's proposed new investment advisory agreement with MSIM. During 2000, Provident Mutual provided these services on an uncompensated basis.

    BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

    As under the current investment advisory agreement between the Fund and MSIM, the new investment advisory agreement provides that, to the extent permitted by the policy guidelines set forth in the Fund's current registration statement, MSIM is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation, (1) the execution capabilities of these brokers and dealers, (2) research, custody, and other services provided by these brokers and dealers which MSIM believes will enhance MSIM's general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of these brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the overall quality of brokerage and research services provided by these brokers and dealers.

    BOARD OF TRUSTEES' RECOMMENDATION

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL OF THE PORTFOLIOS.

PROPOSAL 2.     AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                BORROWING FOR ALL PORTFOLIOS

    The 1940 Act requires investment companies to adopt a policy with respect to borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. For example, the 1940 Act limits the entities from which an investment company can normally borrow money to banks that are not affiliated with the investment company. The current fundamental investment restriction relating to borrowing for all Portfolios provides that no Portfolio may:

    borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law;

    In response to financial market uncertainties in September 2001, the Securities and Exchange Commission ("SEC") used its emergency powers temporarily to ease regulatory restrictions. Among other things, the SEC permitted investment companies to borrow money from affiliated entities and from entities other than banks on a temporary basis. The Fund would like to amend the borrowing restriction, in part, to enable each Portfolio to borrow money from another Portfolio, Provident Mutual, Provident Mutual's affiliates, and/or other entities should such borrowing activity be permitted by the SEC pursuant to the SEC's emergency powers or as otherwise permitted by the federal securities laws. The amendment would provide the Fund with greater flexibility and would more fully permit the Fund to take advantage of any temporary authority granted by the SEC in response to future emergency situations.

    Under the Fund's amended borrowing restriction, the Portfolios may borrow money from banks and make other investments permissible under the 1940 Act that involve borrowing, within certain prescribed limits. The Portfolios may also borrow money from each other or other entities to the extent permitted by applicable law. For example, the Portfolios may borrow money to meet redemptions without being forced to prematurely sell portfolio securities. The amendment would not affect the borrowing policy of the Fund under routine circumstances. To that end, the Fund would like to add the language in bold below to the current fundamental investment restriction regarding borrowing as follows:

    borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) borrow for temporary or emergency purposes to the extent permitted by the federal securities laws and related rules, regulations, and interpretations of the Securities and Exchange Commission, (d) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and
    (e) purchase securities on margin to the extent permitted by applicable law;

    Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can be changed only by a shareholder vote. Because the 1940 Act requires an investment company's borrowing restriction to be fundamental, approval of this proposal requires the affirmative vote of the lesser of (1) 67% or more of a Portfolio's outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of a Portfolio's outstanding shares. Each Portfolio's variable contract owners will vote separately on this proposal.

    EVALUATION BY THE BOARD

    In evaluating the proposed amendment to the Fund's fundamental investment restriction regarding borrowing for all Portfolios, the Board reviewed materials relating to the amendment and had the opportunity to ask questions and request further information from MSIM regarding the amendment. Based on the Board's consideration of the reasons noted above and other information that the Board deemed relevant, and with the advice of independent counsel, the Board unanimously voted to approve the amendment to the fundamental investment restriction regarding borrowing for all Portfolios.

    BOARD OF TRUSTEES' RECOMMENDATION

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING FOR ALL PORTFOLIOS.

PROPOSAL 3.     AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING
                FOR ALL PORTFOLIOS

    Under the 1940 Act, an investment company's policy regarding lending must be fundamental, which means the policy cannot be changed without shareholder approval. The 1940 Act also imposes certain limitations on lending activities of investment companies. For example, an investment company may make loans to another investment company only through an interfund lending and borrowing facility, which must first be approved by the SEC. However, in order to obtain SEC approval of such an arrangement, the investment company's lending restriction must first permit interfund lending. The Fund's current fundamental investment restriction relating to lending for all Portfolios does not permit interfund lending, rather this restriction provides that no Portfolio may:

    make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

    Therefore, in order to be in a position to obtain SEC approval of an interfund lending arrangement should the Fund deem this to be necessary, the Fund would like to amend the Fund's lending restriction to enable each Portfolio to engage in interfund lending subject to SEC approval. If the Fund decides to seek SEC approval of such an arrangement after the lending policy is amended, the Fund would then be in a position to take advantage of temporary exemptions issued by the SEC pursuant to the SEC's emergency powers. As a recent example, the SEC used its emergency powers temporarily to ease regulatory restrictions in response to financial market uncertainties in September 2001. Among other things, for those investment companies that had an approved interfund lending arrangement in place, the SEC temporarily increased the amount of net assets a lending investment company could loan to a borrowing investment company to help investment companies meet their cash needs. The amendment would provide the Fund with greater flexibility and would more fully permit the Fund to take advantage of any temporary authority granted by the SEC in response to future emergency situations. The amendment would not affect the lending policy of the Fund under routine circumstances. To that end, the Fund would like to replace the words "as permitted by applicable law" at the end of the current restriction with the language in bold below so that the fundamental investment restriction regarding lending reads as follows:

    make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities or other assets if, as a result, no more than 30% of its total assets would be lent to other parties, to the extent permitted by applicable law;

    Because the 1940 Act requires an investment company's lending restriction to be fundamental, approval of this proposal requires the affirmative vote of the lesser of (1) 67% or more of a Portfolio's outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of a Portfolio's outstanding shares. Each Portfolio's variable contract owners will vote separately on this proposal.

    EVALUATION BY THE BOARD

    In evaluating the proposed amendment to the Fund's fundamental investment restriction regarding lending for all Portfolios, the Board reviewed materials relating to the amendment and had the opportunity to ask questions and request further information from MSIM regarding the amendment. Based on the Board's consideration of the reasons noted above and other information that the Board deemed relevant, and with the advice of independent counsel, the Board unanimously voted to approve the amendment to the fundamental investment restriction regarding lending for all Portfolios.

    BOARD OF TRUSTEES' RECOMMENDATION

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING FOR ALL PORTFOLIOS.

                               OTHER INFORMATION

    SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

    INQUIRIES. Shareholders or owners may make inquiries concerning these proposals by contacting Mellon Investor Services, Inc. at (866) 541-9695.

    ACCOUNTING AND ADMINISTRATIVE SERVICES. PFPC, Inc. provides certain accounting and administrative services to the Fund pursuant to an agreement between PFPC, Inc. and the Fund. PFPC, Inc., located at 103 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly-owned subsidiary of PNC Bank. Provident Mutual will provide certain other administrative services to the Fund pursuant to an administration agreement between Provident Mutual and the Fund.

    PRINCIPAL UNDERWRITER. 1717 Capital Management Company ("1717") serves, without compensation from the Fund, as principal underwriter to the Fund pursuant to an agreement between 1717 and the Fund. 1717, located at 300 Continental Drive, Newark, Delaware 19713, is a wholly-owned subsidiary of Providentmutual Holding Company, which, in turn, is a wholly-owned subsidiary of Provident Mutual.

[Name of Insurance Company]


                Please detach card at perforation before mailing


[Name of Portfolio]
                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                               February 28, 2002

This proxy is solicited on behalf of the Board of Trustees of Market Street Fund. The undersigned hereby appoints James Bernstein, Rosanne Gatta, and Sarah Lange, or any one or more of them, proxies, with full power of substitution, to vote as designated on the reverse side of this proxy all of the shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 28, 2002, and at any adjournments thereof.

NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                                     PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                     ENCLOSED ENVELOPE, OR MAIL TO: MANAGEMENT
                                     INFORMATION SERVICES, P.O. BOX 227,
                                     RANDOLPH, MA 02368-9816

                                     --------------------------------------
                                     Signature(s) (Title(s), if applicable)

                                     Date ____________________, 200_

    Please fold and detach card at perforation. Return bottom portion only.

VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS GIVEN, THIS INSTRUCTION FORM WILL BE VOTED FOR EACH APPLICABLE PROPOSAL.

            Please vote by filling in the appropriate boxes below.

                                                                                             FOR    AGAINST  ABSTAIN

1.   For all Portfolios.  Approve a new investment advisory agreement between the             0        0          0       1.
     Fund and Market Street Investment Management Company.

2.   For all Portfolios.  Amend the fundamental investment restriction regarding              0        0          0       2.
     borrowing as described in the proxy statement.

3.   For all Portfolios.  Amend the fundamental investment restriction regarding              0        0          0       3.
     lending as described in the proxy statement.

4. In their discretion, the proxies are authorized to vote upon such other business as may be properly brought before the meeting or any adjournments thereof.